UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2016

Columbia Pipeline Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36835	51-0658510
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

5151 San Felipe St., Suite 2500 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 386-3701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On November 1, 2016, Columbia Pipeline Partners LP (the “Partnership”) reported its financial results for the quarter ended September 30, 2016. The Partnership’s press release, dated November 1, 2016, is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 2.02.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 1, 2016, issued by Columbia Pipeline Partners LP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Pipeline Partners LP
(Registrant)

	By:	CPP GP LLC, its general partner

Date: November 1, 2016	By:	/s/ Nathaniel A. Brown
Nathaniel A. Brown
Controller and Principal Financial Officer (Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 1, 2016, issued by Columbia Pipeline Partners LP